Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bitwise Bitcoin ETF (the “Trust”) on Form 10-Q for the period ending March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hunter Horsley, the President and Treasurer of Bitwise Investment Advisers, LLC, Sponsor of the Registrant, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: May 13, 2024	By	/s/ Hunter Horsley
	Name:	Hunter Horsley*
	Title:	President (Principal Executive Officer)

* The registrant is a trust and the persons are signing in their capacities as officers or directors of Bitwise Investment Advisers, LLC, the Sponsor of the registrant.